Exhibit 99.1 Bringing New Cures to Life Corporate Presentation April 2021

Legal Disclosure FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward- looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Annual Report on Form 10-K for the year ended December 31, 2020. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. All of the market data used in this prospectus involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, no independent source has verified such assumptions.

Driven by a relentless focus on discovering, developing, and commercializing novel AAV-based gene therapies for devastating disorders of the central nervous system 3

Taysha Summary Overview

Multiple product candidates with anticipated near-term catalysts to enhance value	– First in human clinical data for TSHA-101 in GM2 gangliosidosis in 2H 2021 – Additional clinical data for TSHA-120 in GAN in 2H 2021 – Open IND for TSHA-118 in CLN1 disease; initiation of Phase 1/2 trial in 2H 2021 – Submit four IND/CTA filings, including Rett syndrome, in 2021 – Advancement of four product candidates in IND-enabling studies, four in discovery in 2021
Portfolio of 26 CNS gene therapy programs across 3 distinct franchises	– Current pipeline of 26 AAV gene therapy programs – Portfolio addressing over 500,000 patients (US+EU) across monogenic CNS diseases, including neurodegenerative diseases, neurodevelopmental disorders, and genetic epilepsies
UT Southwestern Gene Therapy Program strategic alliance	– Led by Drs. Steven Gray and Berge Minassian; established to accelerate R&D, with integration of translational research, clinical development and GMP manufacturing – Exclusive access to resources, expertise, and novel technology platforms for delivery and dosing of gene therapies
Validated capsid, manufacturing system and route of delivery	– Clinically and commercially proven AAV9 vector platform – Highly scalable suspension HEK293 manufacturing process with excellent yield – Intrathecal delivery enables direct targeting to the CNS with validated biodistribution and safety
Proven management team and investor syndicate	– Deep expertise in the development of gene therapies for rare diseases – Key leadership team members and investors previously led the development and commercialization of Zolgensma®, the first FDA-approved gene therapy for CNS disease

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Leadership team uniquely positioned to deliver on corporate mission Leadership Advisors RA Session II Steven Gray, PhD Founder, President & CEO Chief Scientific Advisor Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Berge Minassian, MD Chief Medical Officer and Head of R&D Chief Medical Advisor Kamran Alam, CPA, MBA Chief Financial Officer Board of Directors Fred Porter, PhD Sean Nolan Chief Technical Officer Chairman Mishima Gerhart Paul Manning Chief Regulatory Officer and Head of Quality Sean McAuliffe Phillip Donenberg Chief Commercial Officer Jim Rouse Sukumar Nagendran, MD Chief Information Officer Emily McGinnis Laura Sepp-Lorenzino, PhD Chief Patient Officer & Head of Government Affairs Tim Douros, JD Kathleen Reape, MD Chief Legal Officer and Corporate Secretary Tracy Porter, M.Ed., SPHR RA Session II Chief People Officer 5

Scientific Advisory Board of preeminent international scientific and clinical thought leaders in gene therapy, CNS diseases and drug discovery and development Scientific Advisory Board University of Utah Registry of Autism and Developmental Deborah Bilder, MD Disabilities (URADD); Utah Regional Education; BioMarin Pharmaceutical Boyd Consultants; Royal Colleges of Physicians; University of Alan Boyd, BCc, MB, ChB, Birmingham Medical School; AstraZeneca; FRSB, FFLM, FRCP, FFPM Ark Therapeutics Ltd Columbia University; Simons Foundation Autism Wendy K. Chung, MD, PhD Research Initiative (SFARI) David P. Dimmock, MD Rady Children’s Institute for Genomic Medicine; FDA; CDC The Neuroscience Research Center Michael W. Lawlor, MD, PhD at the Medical College of Wisconsin; Solid Biosciences David Geffen School of Medicine at University of California, Los Gerald S. Lipshutz, MD, MS Angeles; Wellcome Trust, UK; NIH 6

Taysha by the numbers 500,000+ 1 1 4 26 pivotal-stage program programs in US+EU patients IND/CTAs expected differentiated further diversifying development with addressable through strategic partnership to be submitted by portfolio options to acquire an current pipeline with a world class the end of 2021 additional 4 programs programs academic institution 7

Diverse pipeline focused exclusively on monogenic disorders of the central nervous system Neurodevelopmental Neurodegenerative Genetic Disorders Diseases Epilepsies Diseases characterized by the Multi-faceted conditions Disorders characterized by recurrent progressive degeneration of the characterized by impairments in seizures often leading to abnormal structures and function of the CNS cognition, behavior, and motor development of the brain and PNS function 8

Unparalleled gene therapy pipeline focused exclusively on monogenic CNS disorders

PROGRAM		INDICATION	DISCOVERY	PRECLINICAL	PHASE 1/2	Pivotal	GLOBAL COMM. RIGHTS
NEURODEGENERATIVE DISEASES							
TSHA-120	*GRT*	Giant Axonal Neuropathy					TAYSHA GENE THERAPIES
TSHA-101	*GRT*	GM2 Gangliosidosis				Currently open CTA	
TSHA-118	*GRT*	CLN1 Disease				Currently open IND	
TSHA-119	*GRT*	GM2 AB Variant					
TSHA-104	*GRT*	SURF1-Associated Leigh Syndrome				IND/CTA submission 2H21	
TSHA-112	*miRNA*	APBD					
TSHA-111-LAFORIN	*miRNA*	Lafora Disease					
TSHA-111-MALIN	*miRNA*	Lafora Disease					
TSHA-113	*miRNA*	Tauopathies					
TSHA-115	*miRNA*	GSDs					
Undisclosed	GRT/*shRNA*	Undisclosed					
Undisclosed	GRT	Undisclosed					
NEURODEVELOPMENTAL DISORDERS							
TSHA-102	*Regulated GRT*	Rett Syndrome				IND/CTA submission 2H21	TAYSHA GENE THERAPIES
TSHA-106	*shRNA*	Angelman Syndrome					
TSHA-114	*GRT*	Fragile X Syndrome					
TSHA-116	*shRNA*	Prader-Willi Syndrome					
TSHA-117	*Regulated GRT*	FOXG1 Syndrome					
TSHA-107	*GRT*	Autism Spectrum Disorder					
TSHA-108	*GRT*	Inborn Error of Metabolism					
TSHA-109	*GRT*	Inherited Metabolism Disorder					
Undisclosed	GRT	Undisclosed					
Undisclosed	mini-gene	Undisclosed					
GENETIC EPILEPSY							
TSHA-103	*GRT*	SLC6A1 Haploinsufficiency Disorder					TAYSHA GENE THERAPIES
TSHA-105	*GRT*	SLC13A5 Deficiency					
TSHA-110	mini-gene	KCNQ2					
Undisclosed	mini-gene	Undisclosed					

GRT: Gene replacement therapy **miRNA**: microRNA **shRNA**: short hairpin RNA

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Genetic Epilepsy Our three distinct franchises have the potential to address over 500,000+ patients (US+EU) KCNQ2 37,000 500,000 SLC6A1 Neurodevelopmental 17,000 Additional 2 SLC13A5 Programs 1,900 200,000 Fragile X syndrome 100,000 Angelman Syndrome Neurodegenerative 55,000 Alzheimer’s Prader- ~14M Willi 40,000 Rett syndrome 25,000 FOXG1 20,000 GSDs Tauopathies 20,000 (MAPT-FTD, PSP, CBD) 13,000 APBD 10,000 GAN CLN1 2,400 GM2, Lafora 900 GM2 AB variant SURF1 700 650 300-400 1 Tauopathies only include MAPT-FTD, PSP, CBD. 10 2 Additional programs include TSHA-107, TSHA-108 and TSHA-109 Estimated Patient Population (US + EU)

Our strategy is focused on rapid clinical and commercial development – We leverage a clinically and commercially proven capsid, manufacturing process, and delivery method – Our strategy is designed to accelerate development timelines and increase the probability of success across our pipeline – Program couples validated technology with novel Intrathecal (IT) route of administration targeted payload design (GRT, miRNA, shRNA, regulated – Enables direct targeting to CNS GRT, mini-gene) – Validated biodistribution and safety profile Proven HEK293 Suspension Process – Highly scalable and excellent yields – 3-pronged approach to manufacturing including UTSW, Catalent and internal cGMP facility AAV9 vector for delivery of therapeutic transgene – Demonstrated safety and efficacy across multiple CNS indications 11

Creating a sustainable business model for gene therapy Taysha’s sustainable Traditional chronic dosing One-time dosing gene therapy platform business model business model business model 12

Approach and ability to deliver various payloads

Gene Replacement

- Replace gene of interest to treat diseases or disorders with limited gene expression
- Comprised of a codon-optimized DNA transgene that encodes the wild type gene of interest
- Transgene (or mini-gene) coupled with a promoter selected to ensure expression in the cell or tissue-type of interest

Regulated Gene Replacement

- Regulate expression of a therapeutic transgene
- Built-in regulation system to replace dose-sensitive genes safely and at therapeutic levels
- Uses miRARE, our novel miRNA target panel

Vectorized RNA

- Transgenes designed to express miRNA (small, non-coding sequences of RNA that result in silencing of gene expression)
- Transgenes designed to express short-hairpin RNA (shRNA), which reactivate a silenced gene upon binding to the target of interest

Mini-Gene Payloads

- Many genes are too large to fit in AAV capsids
- Mini-genes designed to overcome limited AAV packaging capacity
- Collaboration with Cleveland Clinic to advance next-generation mini-gene payloads initially for genetic epilepsies and neurodevelopmental disorders

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Novel platform technology that powers our research engine

Novel AAV Dosing Platform

- Potential to facilitate redosing via vagus nerve
- Efficient targeting of vagal neurons demonstrated in adult rats, with potential to improve autonomic nervous system symptoms in humans
- Normal vagal nerve fibers and neurons post AAV delivery to the vagus nerve in dogs

miRARE Platform

- Novel miRNA target panel derived from high-throughput miRNA profiling and genome mining
- Designed for safely regulated transgene expression levels in the brain
- Needed in disorders like Rett syndrome where high doses of transgene-expressing vectors may be harmful while low doses may avoid toxicity but be sub-therapeutic
- Built-in regulation system harnesses endogenous systems

Novel Capsid Identification

- Improves targeted delivery through use of machine learning, capsid shuffling and directed evolution
- Allows rapid identification of capsids with improved properties in mice and Non- Human Primates (NHPs) to maximize translational relevance
- Potential to drive new product candidates with novel biodistribution and transduction profiles into pipeline

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Our strategic partnership with UTSW We have access to a world-class team of scientists and cutting-edge technology through an exclusive, worldwide royalty-free license to discover, develop, and commercialize gene therapies led by: – Berge Minassian, MD, Division Chief of Child Neurology – Pediatric neurologist with expertise in neurodegenerative diseases, neurodevelopmental disorders, and genetic forms of epilepsy – Discovered MECP2 CNS isoform (Rett syndrome) – Steven Gray, PhD, Director of Viral Vector Core, Associate Professor Dept of Peds – AAV-based vector engineering expertise and optimizing CNS delivery of transgenes – Administered the first AAV9-based therapy to patients via intrathecal route – Exclusive access to a flexible, scalable, and well-characterized GMP manufacturing suite that utilizes a suspension HEK293 process – Exclusive access to next generation platform technologies, including novel redosing platform, transgene regulation (miRARE), and capsid development 15

Manufacturing strategy allows flexibility and scalability to support broad pipeline ⎯ Support the UTSW viral vector core to ⎯ Establish collaborations with leading ⎯ Build internal manufacturing facility to supply early-phase clinical material CDMO to provide additional capacity for support clinical and commercial early-phase and pivotal supply manufacturing ⎯ Active technical collaboration and knowledge sharing for process information and ⎯ Strategic partnership in place with Catalent ⎯ Initial build includes two vector analytical methods Gene Therapies manufacturing trains, one fill/finish suite, QC and technical development labs ⎯ First program is ongoing ⎯ Two programs ongoing ⎯ Building secured in Durham, NC ⎯ Able to leverage process, methods and ⎯ Capabilities materials across programs ⎯ Growing hub for gene therapy ⎯ 50L tox production manufacturing ⎯ Current Capabilities ⎯ 200L available by EOY ⎯ Facility timing ⎯ 200/400L tox production ⎯ 500L GMP manufacturing ⎯ Kicked off 1Q 2021 ⎯ 800L GMP manufacturing ⎯ GMP operations began in December 2020 ⎯ Office and development labs operational in ⎯ Full support for release and stability testing ⎯ In-house support for critical release and 1Q 2022 stability testing ⎯ GMP ready in 2023 16

Neurodegenerative Disease Franchise 17

TSHA-120 GAN Rationale for targeting the GAN gene Normal Healthy Axon GAN Axon ⎯ Mutations affect production of the protein gigaxonin ⎯ Leads to accumulation of neurofilaments in giant axons causing signal interruption and neurodegeneration ⎯ Genetic changes in the GAN gene have been shown to cause Giant Axonal Neuropathy Neuron Cell Body ⎯ Good candidate for gene transfer approach ⎯ Small gene that is easy to package into AAV9 capsid ⎯ High transduction to target organ ⎯ Low-level expression may restore function Abnormal Accumulation of Axon ⎯ A clear model for other disorders with similar mechanism such Neurofilaments as GM2 gangliosidosis, CLN1 disease, SURF1-associated Leigh Axonal Neurofilaments Degenerated Swelling syndrome and amyotrophic lateral sclerosis (ALS) and Thin Myelin Sheath CNS Myelin Sheath PNS Normal GAN 18

Giant axonal neuropathy (GAN) is a rare inherited genetic disorder that affects both the central and peripheral nervous systems

TSHA-120
GAN

- Rare autosomal recessive disease of the central and peripheral nervous systems caused by loss-of-function gigaxonin gene mutations
- Majority of children with GAN show symptoms and features before age 5
  - Dull, tightly curled hair
  - Progressive scoliosis
  - Contractures
  - Giant axons
  - Spinal cord atrophy
  - White matter abnormality
- No approved disease-modifying treatments available
- Symptomatic treatments attempt to maximize physical development and minimize deterioration
- Early- and late-onset phenotypes – shared physiology
  - Late-onset often categorized as Charcot-Marie-Tooth Type 2 (CMT2), with lack of tightly curled hair and CNS symptoms, and relatively slow progression
  - Represents 1% to 6% of all CMT2 diagnosis
  - Late-onset poor quality of life but not life-limiting
- Estimated prevalence of GAN is 2,400 patients (US+EU)

Tightly Curled Hair



Progressive Scoliosis



Contractures



Giant Axons



Spinal Cord Atrophy



White Matter Abnormality



Murphy SM et al. Charcot-Marie-Tooth disease: frequency of genetic subtypes and guidelines for genetic testing. J Neurol Neurosurg Psychiatry 2012;83:706–10.
Gess B et al. Charcot-Marie-Tooth disease: frequency of genetic subtypes in a German neuromuscular center population. Neuromuscul Disord 2013;23:647–51.
Antoniadi et al 2014
Bacquet J et al. Molecular diagnosis of inherited peripheral neuropathies by targeted next-generation sequencing: molecular spectrum delineation. BMJ Open. 2018

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TSHA-120 GAN GAN natural history and disease progression Age 0 5 10 15 20 25 30 35 40 45 50 … Early-onset GAN • Delayed early motor development 0-2 yrs • Tightly curled hair • Unsteady gait, foot deformity 3-8 yrs • Progressive motor weakness • Ataxia and dysarthria 7-9 yrs • Nystagmus (cerebellar), optic neuropathy / decreased visual acuity • Scoliosis and progressive contractures 8-11 yrs • Loss of independent ambulation • Dysphagia • Stridor and respiratory insufficiency 13-18 yrs • CNS – intellectual disability, seizures, spasticity 20+ yrs *** Respiratory failure, death *** Late-onset GAN 0-5 yrs • Asymptomatic 5-25 yrs • Delayed early motor development, unsteady gait 25-50+ yrs • Variable foot deformity • Progressive imbalance • Distal weakness, atrophy, hypotonia • Ambulation issues (stairs, uneven surfaces) • Decreased deep tendon reflexes • Fine motor skills issues (gripping objects) • Considerable impact to Quality of Life 20 Disease progression

Maximizing patient access and identification to address the estimated 2,400 patients in US and EU

TSHA-120
GAN

Earlier diagnosis

- Establish newborn screening
- Partner with and create key centers of excellence
- Engage with patient advocacy groups

Increased awareness

- Educate HCPs on GAN phenotypes (early vs. late onset) with the potential to identify patients earlier in the disease
- Publications to create awareness for GAN phenotypes

Genotyping

- Partner with genetic testing providers (ex. Invitae and GeneDX) to identify patients with GAN mutation
- Screen patients with unknown etiology in CMT clinics worldwide

Murphy SM et al. Charcot-Marie-Tooth disease: frequency of genetic subtypes and guidelines for genetic testing. J Neurol Neurosurg Psychiatry 2012;83:706–10.
Gess B et al. Charcot-Marie-Tooth disease: frequency of genetic subtypes in a German neuromuscular center population. Neuromuscul Disord 2013;23:647–51.
Antoniadi et al 2014
Bacquet J et al. Molecular diagnosis of inherited peripheral neuropathies by targeted next-generation sequencing: molecular spectrum delineation. BMJ Open. 2018

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Primary efficacy endpoint is the Motor Function Measure (MFM32) – a validated quantitative scale

TSHA-120
GAN

- Validated instrument used in multiple regulatory approvals
- A 32-item scale for motor function measurement developed for neuromuscular diseases
- Assesses severity and progression of motor function across a broad spectrum and in 3 functional domains
  - Standing, transfers and ambulation
  - Proximal and axial function
  - Distal function
- 32 items scored between 0 and 3 for a maximum score of 96
  - A higher score means that an individual was able to complete the task
  - Sometimes, the score is converted to a percentage
- A 4-point change is considered clinically meaningful in the following indications:
  - DMD
  - SMA
  - LAMA2-related muscular dystrophy
  - Cerebral palsy

Examples of tasks

No.	Domain	Starting Position	Exercise Requested
1	D1	Supine, lower limbs half-flexed, kneecaps at zenith, and feet resting on mat	Raise the pelvis; the lumbar spine, the pelvis and the thighs are aligned and the feet slightly apart
2	D1	Supine	Without upper limb support, sits up
3	D1	Seated on the mat	Stands up without upper limb support
4	D1	Standing	Without upper limb support, sits down on the chair with the feet slightly apart
5	D1	Seated on chair	Stands up without upper limb support and with the feet slightly apart
6	D1	Standing with upper limb supported	Releases the support and maintains a standing position for 5s with the feet slightly apart, the head, trunk, and limbs in the midline position
7	D1	Standing with upper limb supported on equipment	Without upper limb support, raises the foot for 10s
8	D1	Standing	Without support, touches the floor with 1 hand and stands up again
9	D1	Standing without support	Takes 10 steps forward on both heels
10	D1	Standing without support	Takes 10 steps forward on a line
11	D1	Standing without support	Runs for 10m
12	D1	Standing on 1 foot without support	Hops 10 times in place

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GAN natural history study data as a dependable comparator for future studies

TSHA-120
GAN

- 45 GAN patients (2013-present) ages 3-21 years
  - Can be accessed for treatment study
  - Will be used as comparator for treatment study
- MFM32
  - MFM32 total score shows uniform decline between patients of all age groups over time
  - Average decline is ~8 points per year
  - 4-point change is considered clinically meaningful
- MFM32 selected as primary endpoint due to least variability and its use in confirmatory trials

- **Natural history data: 8-point decline annually in MFM32**
- **4-point change in MFM32 considered clinically meaningful**


Natural History Plot of MFM32:
Total % Score Max = 100 (Best)
8-point decline annually
MFM32 total
100
80
60
40
20
0
0
5
10
15
20
Age (Years)

Bönnemann, C. et al; 2020

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TSHA-120 GAN TSHA-120 program overview and construct ⎯ Construct invented by Dr. Steven Gray (UTSW) ⎯ AAV9 viral vector with engineered transgene AAV9 capsid encoding the human gigaxonin protein Brain tropism & ⎯ Self-complementary AAV capsid (scAAV) for rapid favorable safety profile activation and stable expression ⎯ JeT promoter drives ubiquitous expression ⎯ Designed to deliver a functional copy of the GAN gene with optimal tropism and rapid expression ⎯ Received orphan drug and rare pediatric disease designations ⎯ Clinical study ongoing at NIH, led by Carsten Bönnemann, MD 24

TSHA-120 Preclinical data supported intrathecal GAN dosing of TSHA-120 Comprehensive preclinical results demonstrated: ⎯ Function of gigaxonin demonstrated in vitro and in vivo ⎯ Phenotypic rescue in GAN mice after intrathecal injection, improving motor function and nerve pathology ⎯ No toxicities in mice or non-human primates (NHPs) up to 1 year post injection ⎯ No toxicities observed in rats at a 10-fold overdose up to 6 months post injection ⎯ Improved DRG pathology in GAN knockout (KO) mice ⎯ Preclinical data published in several scientific journals 25

TSHA-120 normalized performance of 18-month-old GAN rodent knockout model

TSHA-120
GAN

- Untreated GAN rodents performed significantly worse than heterozygous controls
- GAN rodents treated at 16 months old performed significantly better than untreated GAN rodents at 18 months old
- GAN rodents treated at 16 months old performed equivalently to heterozygous controls



Rotarod Performance
Latency to Fall (Sec)
150
100
50
0
0
1
2
3
4
Trial
Control n=14
GAN KO+AAV9/GAN (n=6)
Historic GAN KO (n=4)
p ≤ 0.05

Gray, S.J., unpublished

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TSHA-120 TSHA-120 improved pathology of the DRG GAN in the GAN KO mice Normal control GAN KO – vehicle injected GAN KO – AAV9-GAN 27 Bailey, R. et al, 2018, MTMCD

TSHA-120 TSHA-120 improved pathology of the DRG GAN in the GAN KO mice Significant reduction in % neuronal inclusions 28 Bailey, R. et al, 2018, MTMCD

Groundbreaking, historic dose escalation clinical trial – First intrathecally-dosed gene therapy Goals Target Recruitment Target Areas to Transduce • Primary – Safety: clinical and laboratory assessments • 14 subjects injected • Secondary – Efficacy: pathologic, physiologic, • > 5 years old functional and clinical markers Dose Cohorts* 1x 13 • 3.5 x 10 total vg (N=2) 14 3.3x • 1.2 x 10 total vg (N=4) 14 5x • 1.8 x 10 total vg (N=5) 14 10x • 3.5 x 10 total vg (N=3) Administration Technique to Improve transduction • Lumbar Intrathecal Infusion (IT) o • Amount and Rate: 10.5 ml; • Trendelenburg position (15) 1 mL/minute • During infusion & 1 hour post • Immunosuppression regimen infusion of prednisolone and rapamycin *Doses calculated by qPCR 29 NOTE: Subsequent slides only show data from 14 14 Clinical Trial: NCT02362438 1.2 x 10 vg and 1.8 x 10 vg doses Route and Product Details Goals and Method of and Dose Cohorts Targets of Trial Administration

TSHA-120 achieved sustained improvement in primary efficacy endpoint and was well tolerated at multiple doses

TSHA-120
GAN

- First successful in-human intrathecal gene transfer
- 14 patients dosed
- Positive efficacy results support a dose-response relationship with TSHA-120
  - $1.8x10^{14}$ total vg dose and $1.2x10^{14}$ total vg cohorts demonstrated statistically significantly slowing of disease progression
  - Data only recently publicly presented
- Treatment with TSHA-120 was well tolerated
  - No signs of significant acute or subacute inflammation
  - No sudden sensory changes
  - No drug-related or persistent elevation of transaminases
- 6 patients beyond 3+ years initial treatment

Dose-dependent and sustained improvement in MFM32 at 1 year



Pre-transfer
Post-transfer
Average Natural History Slope
1.8 x 10¹⁴ total vg
1.2 x 10¹⁴ total vg
MFM32 total change from baseline
20
10
0
-10
-20
-2
-1
0
1
Time (pre or post vector transfer - Years)

Bönnemann, C. et al; 2020

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TSHA-120 Treatment with TSHA-120 resulted in a clear arrest of disease GAN progression at therapeutic doses and long-term durability 14 14 1.8 x 10 total vg 1.2 x 10 total vg ⎯ Arrest of disease progression at therapeutic doses⎯ 6 patients treated for 3+ years supporting long-term durability ⎯ TSHA-120 was well tolerated at multiple doses⎯ Plan to engage with agencies in US, EU and Japan to discuss regulatory pathway as soon as possible 31 Bönnemann, C. et al; 2020

Additional analysis using Bayesian methodology confirmed arrest of disease progression

TSHA-120
GAN

- Bayesian analysis
  - Enables direct probability statements about any unknown quantity of interest
  - Enables immediate incorporation of data gathered as the trial progresses
  - Useful and accepted by regulatory agencies when treating rare diseases and small patient populations
  - Can be used as a sensitivity analysis to support the more commonly accepted frequentist approach
  - Can be used as a way of statistically increasing the power of a clinical trial in a small patient population when used to incorporate auxiliary information
- Confirmed documented natural history data of an 8-point decline in the MFM32 total % score per year
  - 4-point decline in the MFM32 is clinically meaningful
- TSHA-120 dose of 1.8×10^{14} total vg resulted in an arrest of disease progression that was statistically significant



Pre-transfer
Post-transfer
Average Natural History Slope
1.8 x 10¹⁴ total vg
1.2 x 10¹⁴ total vg
MFM32 total
Time from vector transfer (Years)
80
70
60
50
40
30
20
-1.0
-0.5
0.0
0.5
1.0

	Bayesian Analysis		Frequentist Analysis		
	Mean	Std Dev	Estimate	Std Error	p-Value
Post infusion: 1.8×10^{14} total vg	7.78	1.94	7.78	1.89	<0.001
Post infusion: 1.2×10^{14} total vg	6.09	2.11	6.07	2.05	0.004
Natural history decline	-8.19	0.74	-8.18	0.72	<0.001

Bönnemann, C. et al; 2020

32

TSHA-120 halted patient pre-treatment rate of decline at $1.8x10^{14}$ total vg dose

TSHA-120
GAN

Bayesian Efficacy Analysis

Compared to individual historical data



Posterior distribution of β3 (1.8 x 10^14 total vg dose, noninformative prior)
0.30
0.20
0.10
0.00
Change in pre-treatment slope
1.8 x 10^14 total vg
+7.78
-20
-10
0
10
20
MFM
β3
Posterior distribution of β2 (1.2 x 10^14 total vg dose, noninformative prior)
1.2 x 10^14 total vg
+6.09
β2

X-axis = change in slope compared to pre-gene transfer
Blue line = pre-treatment change in slope = 0

- Graphs depict treated population average annual post-treatment decline for both the $1.8x10^{14}$ total vg cohort and the $1.2x10^{14}$ total vg cohort
- $1.8x10^{14}$ vg halted patient pre-treatment rate of decline, avg annual slope improvement of 7.78 points
- $1.2x10^{14}$ vg resulted in clinically meaningful slowing of disease progression confirming dose response, avg annual slope improvement of 6.09 points
- Both doses showed superior result compared to natural decline of GAN patients

Bönnemann, C. et al; 2020

33

Further analyses confirmed nearly 100% probability of clinically meaningful slowing of disease compared to natural history

TSHA-120
GAN

- Further analyses were conducted to assess the probability of clinically meaningful slowing of disease as compared to natural history
- A 4-point decline in the MFM32 is considered clinically meaningful
- Graphs depict treated population annual decline for both the $1.8x10^{14}$ total vg cohort and the $1.2x10^{14}$ total vg cohort as compared to natural history
  - $1.8x10^{14}$ total vg dose confirmed nearly 100% probability of clinically meaningful slowing of disease compared to natural history decline of GAN patients
  - $1.2x10^{14}$ total vg dose confirmed approximately 85% probability of clinically meaningful slowing of disease and 100% probability of any slowing of disease



Posterior distribution of β_2 (1.8 x 10^{14} total vg dose, flat prior)
1.8 x 10^{14} total vg
-8
-1.61
Natural history decline
0.30
0.20
0.10
0.00
-20
-15
-10
-5
0
5
10
MFM
β_2



Posterior distribution of β_3 (1.2 x 10^{14} total vg dose, flat prior)
1.2 x 10^{14} total vg
-8
-2.34
Natural history decline
0.30
0.20
0.10
0.00
-20
-15
-10
-5
0
5
10
MFM
β_3

X-axis = annual decline in MFM32 total % score
Blue line = natural history decline (-8 points per year)

	Values = % Probability	
Change in disease progression	**$1.8x10^{14}$ total vg**	**$1.2x10^{14}$ total vg**
Any Slowing	99.9	99.8
Clinically meaningful slowing 50% or more	98.3	84.9

Bönnemann, C. et al; 2020

34

TSHA-120 GAN Anticipated next steps for TSHA-120 by the end of 2021 Complete transfer data from the NIH Request regulatory guidance from EMA and PMDA Initiate manufacturing of commercial-grade GMP material Initiate new clinical sites in US and EU Request an end-of-Phase meeting; Update on regulatory interactions discuss the regulatory pathway for and current clinical program, 14 TSHA-120 including 3.5x10 total vg cohort 35

TSHA-101 GM2 gangliosidosis is a severe GM2 gangliosidosis neurodegenerative disease ⎯ GM2 gangliosidosis results from a deficiency in the β- hexosaminidase A (Hex A) enzyme ⎯ Hex A is comprised of 2 subunits encoded by the alpha-subunit, HEXA, coded for by the HEXA gene, and the beta-subunit, HEXB, coded for the HEXB gene ⎯ Mutations of the HEXA gene cause Tay-Sachs disease (TSD) while mutations of the HEXB gene cause Sandhoff disease (SD) ⎯ The estimated prevalence is 500 patients (US+EU) ⎯ Preliminary Phase 1/2 safety & biomarker data (Queen’s University) expected in 2H 2021 ⎯ IND filing and initiation of US Phase 1/2 trial expected in 2H 2021 ⎯ Preliminary Phase 1/2 clinical data (Queen’s University) expected by the end of 2021 36

TSHA-101 Residual Hex A activity determines GM2 gangliosidosis the severity of GM2 Normal life span ⎯ Small increases in Hex A activity may lead to significant improvements in clinical outcomes and quality of life ⎯ Infantile onset is the most severe form of GM2 ⎯ Infantile forms may die within the first 4 years of life, and juvenile onset patients rarely survive beyond mid-teens 37

TSHA-101 Novel bicistronic vector design allows GM2 gangliosidosis consistent expression of HEXA and HEXB genes ⎯ HEXA and HEXB genes are required to produce the subunits of the beta-hexosaminidase A enzyme AAV9 capsid Brain tropism & ⎯ The novel bicistronic vector design enables 1:1 favorable safety profile expression of the alpha-subunit, HEXA, and the beta- subunit, HEXB, under the control of a single promoter with a P2A-self-cleaving linker ⎯ SD mice received vehicle or varying doses of TSHA-101 after 6 weeks: 11 ⎯ High dose (2.5x10 vg/mouse) 11 ⎯ Medium dose (1.25x10 vg/mouse) 11 ⎯ Low dose (0.625x10 vg/mouse) ⎯ Vehicle controls 38

TSHA-101 Significant, dose-dependent improvement in GM2 gangliosidosis survival observed in mice treated with TSHA-101 100 Heterozygote/Vehicle (n=6) Knockout/TSHA-101 low dose(n=6) Knockout/TSHA-101 medium dose (n=6) ** * ** **** Knockout/TSHA-101 high dose (n=11) 50 Knockout/Vehicle (n=6) * p-value=0.0141 ** p-value=0.0012 **** p-value<0.0001 0 0 20 40 60 80 100 Time (weeks) 39 Survival (%)

TSHA-101 Dose-dependent improvements observed in GM2 gangliosidosis rotarod assessments in mice treated with TSHA-101 Heterozygote/Vehicle Knockout/TSHA-101 low dose Knockout/Vehicle Knockout/TSHA-101 medium dose Knockout/TSHA-101 high dose 40

TSHA-101 GM2 accumulation was significantly reduced in the mid-section GM2 gangliosidosis of the brain following treatment with TSHA-101 after 16 weeks Heterozygote/Vehicle (n=6) Knockout/TSHA-101 low dose (n=6) Knockout/TSHA-101 medium dose (n=6) Knockout/TSHA-101 high dose (n=11) Knockout/Vehicle (n=6) **** p-value<0.0001 * p-value = 0.0179, 0.0295 41

Phase 1/2 adaptive trial for TSHA-101 in GM2 gangliosidosis

TSHA-101
GM2 gangliosidosis

Study design and duration	• Open-label, single center, Phase 1/2 trial • Patients evaluated for one year, followed by longer-term extension
Patient cohort (n=4)	• Age younger than 1 year • Pathogenic confirmation of mutation in *HEXA* or *HEXB* gene • Patients not on ventilator support
Intervention	• Single total dose of $5x10^{14}$ vg of TSHA-101 (AAV9/*HEXB*-P2A-*HEXA)* • Delivered intrathecally
Key clinical assessments	• Safety and tolerability • Gross motor and fine motor milestones • Bayley score, CHOP-INTEND • Bulbar function/vocalization • Respiratory function • Seizure frequency/medications • Ophthalmological assessments • QOL and caretaker burden assessments
Key biomarker assessments	• Hex A enzyme in CSF and serum • GM2 accumulation in CSF • MRI changes

42

TSHA-118 CLN1 disease is a severe neurodegenerative CLN1 disease lysosomal storage disease ⎯ Severe, progressive, neurodegenerative lysosomal storage disease, with no approved treatment AAV9 capsid Brain tropism & ⎯ Caused by mutations in the CLN1 gene, encoding the favorable safety profile soluble lysosomal enzyme palmitoyl-protein thioesterase-1 (PPT1) ⎯ The absence of PPT1 leads to the accumulation of palmitoylated substrate within the lysosome ⎯ Disease onset is typically within 6-24 months, with progression visual failure, cognitive decline, loss of fine and gross motor skills, seizures, and death usually occurring by 7 years of age ⎯ The estimated prevalence of CLN1 disease is 900 patients (US+EU) ⎯ Currently an open IND for this program ⎯ Initiation of Phase 1/2 trial expected in 2H 2021 43

TSHA-118 TSHA-118-treated CLN1 KO mice CLN1 disease had improved survival rates 100 Untreated Het 75 Untreated KO 50 4 week IT TSHA-118 12 week IT TSHA-118 25 0 0 3 6 9 12 15 18 21 24 Age (Months) IT administration of TSHA-118 significantly extended survival of PPT1 KO mice for all ages and at all dose levels 44 Percent Survival

TSHA-118 TSHA-118-treated CLN1 mice had increased CLN1 disease and sustained plasma PPT1 activity WT-Untreated Het-Untreated KO-Untreated TSHA-118 • Supraphysiological levels of active PPT1 were observed in all TSHA-118 treated mice and persisted through the study endpoint • Persistence of effect after animal sacrificed up to 8.5 months post-treatment 45

Phase 1/2 adaptive trial for TSHA-118 in CLN1 disease

TSHA-118
CLN1 disease

Study design and duration	• Open-label, dose finding, adaptive design trial • Patients evaluated for one year, followed by longer-term extension
Patient cohort (n=18)	• Infantile and juvenile patients • Pathogenic confirmation of mutation in *CLN1* gene • Patients not on ventilator support
Intervention	• TSHA-118 • Starting dose $5x10^{14}$ total vg IT
Key clinical assessments	• Safety and tolerability • Gross motor and fine motor milestones • UBDRS and Hamburg Battens scale • Bayley score, Vineland scale • Bulbar function/vocalization • Visual loss • Seizure frequency/medications • QOL and caretaker burden assessments
Key biomarker assessments	• PPT1 enzyme in CSF and serum • Accumulation of palmitoylated substrate in CSF • MRI changes

46

TSHA-104 SURF1 deficiency is the most SURF1 deficiency common cause of Leigh syndrome – A monogenic mitochondrial disorder – Most common cause of cytochrome c oxidase deficient Leigh syndrome – Leigh syndrome – severe neurological disorder that presents in the first year of life – Initially often presents with gastrointestinal symptoms – Progressive loss of mental and movement abilities, often regression is episodic in nature – Can result in death within two to three years – ~10-15% have SURF1 mutation – No approved therapies – Estimated prevalence of SURF1 deficiency is 300 to 400 patients (US+EU) 47

TSHA-104 TSHA-104 IND or CTA filing SURF1 deficiency expected in 2H 2021 – Recombinant AAV9 viral vector with engineered transgene encoding the human SURF1 protein AAV9 capsid Brain tropism & – Designed to deliver a functional copy of the SURF1 gene favorable safety profile – Received orphan drug and rare pediatric disease designations – IND/CTA filing expected in 2H 2021 – Initiation of Phase 1/2 trial expected by the end of 2021 48

TSHA-104 TSHA-104 increased COX1 activity in brain and muscle and restored elevation of SURF1 deficiency blood lactate on exhaustive exercise in dose-dependent manner in SURF1 KO mice 2 2 Change of blood lactate after exhaustive Change in relative COX1 activity running 9∆ lactate 10 months 1.5 1.5 Muscle Cerebrum 8 * 7 * 6 1 * 1 ** 5 *** **** 4 **** 3 0.5 0.5 2 1 0 0 0 WT HET KO+ vehicle KO+ low KO+ high Change in lactate (post exhaustion lactate-pre-exhaustion lactate) of mice from all tested groups at 10 months old. Data shown as mean +SEM **p<0.01, ***p<0.001, and ****p<0.0001 49 Ling, Q. et al. Gene Therapy for SURF1-Related Leigh Syndrome. ASGCT 2020. Relative Activity Relative Activity Δ lactate (mmol/L) – post-pre treadmill)

TSHA-104 TSHA-104 MR spectroscopy analysis – Reduction in SURF1 deficiency choline levels reflective of reduction in brain inflammation CHO/CR+pCR Amplitude 5 4 3 2 1 0 WT KO+Vehicle KO+Low KO+High 50

Phase 1/2 trial for TSHA-104 in SURF1 deficiency

TSHA-104
SURF1 deficiency

Study design and duration	• Open-label, single center, Phase 1/2 trial • Patients evaluated for one year, followed by longer-term extension
Patient cohort (n=4)	• Pathogenic confirmation of mutation in *SURF1* gene • Patients not on ventilator support
Intervention	• Single total dose of $5x10^{14}$ total vg of TSHA-104 • Delivered intrathecally
Key clinical assessments	• Safety and tolerability • Gross motor and fine motor milestones • Bayley score, CHOP-INTEND, GMFM and vineland • Bulbar function/vocalization • Respiratory function • Seizure frequency/medications/EEG • QOL and caretaker burden assessments
Key biomarker assessments	• Lactate and pyruvate in serum and CSF • COX1 activity • MRI and MRS Spectroscopy

51

Lafora disease is a progressive and fatal TSHA-111 Lafora disease neurodegenerative disorder – Inherited, severe form of progressive myoclonus epilepsy – Caused by loss of function mutations in the EPM2A (laforin) or EPM2B (malin) genes responsible for glycogen metabolism – Absence of laforin or malin results in aggregates of polyglucosans or abnormally shaped glycogen molecules known as Lafora bodies – Signs and symptoms include recurrent epileptic seizures in late childhood or adolescence, difficulty walking, muscle spasms and dementia – Fatal within 10 years of onset – No approved therapies – Estimated prevalence of Lafora disease is 700 patients (US+EU) 52

TSHA-111-LAFORIN and TSHA-111-MALIN, miRNA approaches

TSHA-111
Lafora disease

- Recombinant AAV9 viral vector designed for miRNA-mediated knockdown of the *GYS1* gene
- GYS1 knockdown designed to reduce Lafora bodies and improve clinical condition
- Self-complementary AAV capsid (scAAV) for rapid activation and stable expression
- CBh promoter drives high levels of expression
- Currently in IND/CTA-enabling studies



AAV9 capsid
Brain tropism & favorable safety profile
Enables rapid onset and stable expression
GYS1 targeting artificial miRNA
scAAV ITR
CBh
Anti-*GYS1*-miRNA
scAAV ITR
Drive high levels of gene expression
Enables rapid onset and stable expression

53

TSHA-111-LAFORIN and TSHA-111-MALIN reduced TSHA-111 Lafora disease GYS1 expression in the laforin and malin KO models laforin knock out model laforin ✱✱✱✱ PBS miRNA 1.0 0.8 GYS1 0.6 GFP 0.4 0.2 SatinFree 0.0 PBS miRNA PBS miRNA malin malin knock out model ✱✱✱ PBS miRNA 1.0 0.8 GYS1 0.6 GFP 0.4 0.2 SatinFree 0.0 PBS miRNA PBS miRNA 54 Relative Expression of GYS1 Relative Expression of GYS1 RR el e a la titv ive e E Exp xpr res ess siio on n o off G G Y YS S1 1

TSHA-111-LAFORIN and TSHA-111-MALIN decreased Lafora body formation in mice brain

TSHA-111
Lafora disease


Knockdown of GYS1 decreased lafora bodies
laforin
***
LB % in Hippocampus
8
6
4
2
0
miRNA
PBS
malin
*
LB % in Hippocampus
8
6
4
2
0
miRNA
PBS

55

TSHA-112 APBD Adult polyglycosan body disease (APBD) ⎯ Caused by a mutation in the GBE1 gene, responsible for the creation of branches during glycogen synthesis ⎯ Reduction in glycogen synthesis yields elongated glycogen changes that form poorly Histopathology soluble aggregates in the liver, muscle and CNS of APBD ⎯ Prime of life disease, with onset between 40- 50 years ⎯ Signs and symptoms include sensory loss in the legs, progressive muscle weakness, gait disturbances, mild cognitive impairment and urinary difficulties ⎯ Often misdiagnosed as multiple sclerosis ⎯ No approved therapies ⎯ Estimated prevalence of APBD is 10,000 patients (US+EU) 56

TSHA-112 expected to advance in TSHA-112 APBD IND/CTA-enabling studies in 2021 – Recombinant AAV9 viral vector designed for AAV9 capsid miRNA-mediated knockdown of the GYS1 gene Brain tropism & to treat APBD favorable safety profile – Self-complementary AAV capsid (scAAV) for rapid activation and stable expression – CBh promoter drives high levels of expression – Currently in IND/CTA-enabling study 57

TSHA-112 reduced GYS1 expression in the TSHA-112 APBD APBD KO model * PBS miRNA 1.0 0.8 GYS1 0.6 GFP 0.4 0.2 SatinFree 0.0 PBS miRNA PBS miRNA Gumusgoz, E. 2020 58 Relative Expression of GYS1

# TSHA-112 decreased polyglucosan body formation in mice hippocampus

TSHA-112
APBD


**
PB% in Hippocampus
8
6
4
2
0
miRNA
PBS

TSHA-112 decreased polyglucosan body formation in the hippocampus

59

TSHA-119 GM2 AB Variant GM2 gangliosidosis, AB variant – Characterized by a mutation in the GM2A Hex A gene, leading to a deficiency of the GM2- HexA activator protein (GM2AP), a required co- factor for the breakdown of GM2- gangliosides by the protein Hex A HexB – Loss-of-function mutations result in a deficiency of GM2AP causing intra- Hex B lysosomal accumulation of GM2 and other glycolipids in neuronal cells ultimately resulting in cell death. GM2A – Signs, symptoms and progression mirror that of infantile GM2, and include seizures, vision and hearing loss, intellectual disability and paralysis and early death – No approved therapies 60

TSHA-119 GM2 AB Variant TSHA-119 in preclinical development – Self-complementary AAV9 viral vector for AAV9 capsid rapid activation and stable expression CNS tropism & – Designed to deliver a functional copy of the favorable safety profile GM2A gene – CAG promoter drives high levels of expression – Proof-of-concept demonstrated in GM2A KO mouse model – Currently in IND/CTA-enabling studies 61

TSHA-119 caused a dose-dependent TSHA-119 GM2 AB Variant reduction of GM2 accumulation in mice GM2 Accumulation at 20 Weeks in Midsection of Brain 0.15 ** 0.10 0.05 0.00 62 GM2/Total Gangliosides

TSHA-113 Tauopathies Tauopathies – Microtubule associated Protein Tau (MAPT) – Tauopathies are characterized by the accumulation of toxic tau protein in the brain that results in widespread neuronal dysfunction and loss – Tau accumulation is thought to underpin several neurodegenerative diseases, including Alzheimer’s, frontotemporal dementia (FTD), progressive supranuclear palsy, corticobasal degeneration, chronic traumatic encephalopathy and parkinsonism linked to chromosome 17 – Tau isoforms are expressed in the central and peripheral nervous systems – We are employing tau-specific miRNA shuttles that have been designed to target mRNA for all six isoforms of tau found in the human brain and/or mouse brain – Estimated prevalence of 13,000 patients with MAPT-FTD, PSP, CBD in the US and EU – Estimated 6.2 million Americans and 7.8 million Europeans are living with Alzheimer’s disease 63 FTD – frontotemporal dementia; PSP – progressive supranuclear palsy; CBD – corticobasal degeneration

TSHA-113 Tauopathies TSHA-113 in preclinical development – Self-complementary AAV9 viral vector for rapid AAV9 capsid activation and stable expression CNS tropism & – Utilizes AAV-mediated gene silencing to deliver favorable safety profile life-long reduction of tau protein levels in neurons following administration of a single dose – U6 promoter drives ubiquitous expression – Currently in preclinical development 64

Primary screen of human tau miRNA candidates

TSHA-113
Tauopathies


Human MAPT Knock-down
Relative Renilla/Firefly
2.0
1.5
1.0
0.5
0.0
Scr
hTau1i
hTau2i
hTau3i
hTau4i
hTau5i
hTau6i
hTau7i
hTau8i
hTau9i
hTau10i
HumanTau miRNA Candidates

Secondary screening of top candidates: hTau4i, hTau5i, and hTau7i

Scr = scrambled tau miRNA
hTau = human-specific tau miRNA

65

TSHA-113 Tauopathies TSHA-113 reduced K18 tau expression miRNA Shuttles 66

Mice dosed with TSHA-113 demonstrated widespread TSHA-113 Tauopathies function and GFP expression in neurons and glia ** 1.5 1.0 0.5 0.0 67 scAAV9/Tau5i-CBh-GFP Vehicle Relative hMAPT/GAPDH

Additional candidates targeting neurodegenerative diseases • miRNA targeting GYS1 to inhibit glycogen synthase in the brain to decrease abnormal glycogen formation TSHA-115 miRNA • This approach may enable the treatment of several glycogen storage disorders GSDs • Identical construct as TSHA-111-LAFORIN and TSHA-111-MALIN for Lafora disease Preclinical and TSHA-112 in APBD • Estimated prevalence of 20,000 patients in the US and EU 68

Neurodevelopmental Disorder Franchise 69

Rett syndrome is one of the most common genetic causes of intellectual disabilities in women

TSHA-102
Rett Syndrome

- Rett Syndrome is caused by mutations in the X-linked *MECP2* gene
- *MeCP2* regulates the expression of many genes involved in normal brain function
- A brief period of normal development is followed by a devastating loss of speech and purposeful hand use along with the emergence breathing abnormalities
- Disease reversibility described in animal models as demonstrated by Sir Adrian Bird[1]
- The estimated prevalence of Rett syndrome is 25,000 patients in the US and EU
- IND/CTA filing expected in 2H 2021
- Initiation of Phase 1/2 trial expected by the end of 2021

STAGE I

6-18 months (typical)
≤6 months (early)

Developmental Arrest Symptom Onset

Infants are generally described as having normal development until approximately 6 to 18 months of age

STAGE II

1-4 years

Rapid Deterioration Symptom progression-regression

Hallmark Rett symptoms appear: Hand wringing or squeeze, clapping, rubbing, washing, or hand to mouth movements

STAGE III

4-10 years

Pseudo stationary Symptoms stabilize/improve

After a period of rapid deterioration neurological symptoms stabilize, with some even showing slight improvements

STAGE IV

>10 years

Late Motor Deterioration Muscle wasting with age

85-90% of affected people may **experience growth failure** and **muscle wasting** that worsens with age

1. Guy J et al. Science 2007

70

Rett syndrome (RTT) is an X-linked neurodevelopmental disorder

TSHA-102
Rett Syndrome

- Characterized by mutations in methyl CpG-binding protein 2 (*MECP2*), a protein that is essential for neuronal and synaptic function in the brain.
- Female heterozygous RTT patients are mosaic carriers of normal and mutated *MECP2*
- RTT falls along a spectrum of *MECP2* activity and toxicity from gene therapies is linked to unregulated expression of *MECP2*
- *MECP2* expression must be regulated to correct the deficiency, while avoiding toxicity associated with overexpression


WT
Rett syndrome
normal (WT)
MeCP2 duplication

71

TSHA-102 Development of a gene therapy for Rett syndrome Rett Syndrome requires regulated expression of MECP2 ⎯ AAV9/MECP2 caused dose-dependent side effects after intraCSF administration in WT and KO mice AAV9 capsid Brain tropism & ⎯ We have developed a novel miRNA-responsive target sequence (miRARE) that regulates the expression of the favorable safety profile MECP2 transgene ⎯ Our approach provides a superior therapeutic profile to that of competitor unregulated MECP2 gene replacement 72

TSHA-102 miRARE is a targeting panel for endogenous Rett Syndrome miRNAs which regulate MECP2 expression 73

TSHA-102 Safety: Intrathecal TSHA-102 was not Rett Syndrome associated with early death in WT mice 100 80 60 0 vg, n=13 40 Low dose AAV9/MECP2(v2), n=12 Low dose AAV9/mini, n=12 Low dose TSHA-102, n=12 High dose AAV9/MECP2(v2), n=6 20 High dose AAV9/mini, n=8 High dose TSHA-102, n=9 0 15 20 0 5 10 25 30 35 Age (weeks) Mice were dosed P28-35 Diamond = vet-requested euthanasia for prolapse or bullying-related injury 74 % Survival

TSHA-102 Safety: TSHA-102 did not cause adverse Rett Syndrome behavioral side effects in WT mice 0 vg, n=20 Low dose AAV9/MECP2(v2), n=12 8 Low dose AAV9/mini, n=12 6 Low dose TSHA-102, n=12 High dose AAV9/MECP2(v2), n=10 4 High dose AAV9/mini, n=12 2 High dose TSHA-102, n=9 0 4 8 12 16 20 24 28 32 *p<0.05 Age (weeks) Mice were dosed P28-35 75 Aggregate score

TSHA-102 Efficacy: TSHA-102 outperformed unregulated Rett Syndrome AAV9/mini in MECP2 KO mouse survival study 100 80 WT, 0 vg, n=13 60 KO, 0 vg, n=18 40 KO, High dose AAV9/MECP2(v2), n=12 20 KO, High dose AAV9/mini, n=12 KO, High dose TSHA-102, n=12 0 0 5 10 15 20 25 30 35 Age (weeks) Mice were dosed P28-35 Diamond = vet-requested euthanasia, primarily for lesions. Lesions have been observed with varying frequencies among saline-treated KO mice, virus-treated WT and KO mice, as well as untreated RTT weanlings. 76 % Survival

IND/CTA filing for TSHA-102 in Rett syndrome expected in 2H 2021

TSHA-102
Rett Syndrome

Study design and duration	• Open-label, dose-ranging, randomized, multi-center Phase 1/2 trial • Safety and preliminary efficacy • Each cohort randomized 3:1 (one patient is a delayed treatment control)
Key inclusion/exclusion criteria	• Adults with pathogenic confirmation of mutation in *MECP2*
Intervention	• First cohort (n=4): single dose of $5x10^{14}$ total vg of TSHA-102 (AAV9/*MECP2*-miRARE) • Second cohort (n=4): single dose of $1x10^{15}$ total vg of TSHA-102 (AAV9/*MECP2*-miRARE) • Delivered intrathecally
Key clinical assessments	**Rett-Specific/Global Assessments** • Motor Behavior Assessment Scale (MBA) • Rett Syndrome Hand Apraxia Scale (RHAS) • Rett Syndrome Behavior Questionnaire (RSBQ) • Functional Mobility Scale in Rett Syndrome (FMS) • Clinical Global Impression **Behavior/Mood Assessments** • Anxiety, Depression, and Mood Scale (ADAMS) • Aberrant Behavior Checklist (ABC) **Seizure Assessments** • EEG and neurophysiology • Seizure diary **Respiratory Assessments** • Respiratory Disturbance Index (RDI) • Sleep apnea, sleep study **Communication Assessments** • Observer Reported Communication Assessment (ORCA) **Quality of Life/Other Assessment** • SF-36 – Quality of life assessment from principal caregiver • RTT-CBI – Caregiver burden inventory **Wearables** • Hexoskin: cardiac, respiratory, sleep & activity

77

TSHA-106 Angelman syndrome is a rare, neurogenic Angelman Syndrome disorder due to genomic imprinting – Caused by a deletion or loss of function of the maternally inherited allele of the UBE3A gene resulting in loss of the UBE3Q protein expression in neurons and abnormal communications between neurons – Maternal-specific inheritance pattern due to genomic imprinting of UBE3A in neurons – Maternal UBE3Q allele is expressed; paternal allele is silenced by a long non-coding RNA, UBE3A antisense transcript, or UBE3A-ATS 78 UPD – Uniparental disomy Scheiffele, P. et al. Nature. 2010

TSHA-106 There are currently no approved Angelman Syndrome treatments for Angelman syndrome – Signs and symptoms include developmental delay, severe impairments in behavior, motor function, communication and sleep as well as intellectual disability, debilitating seizures and ataxia – Normal lifespan but unable to live independently – No currently approved therapies – The estimated prevalence of Angelman syndrome is 55,000 patients (US+EU) www.frontiersin.org UPD – Uniparental disomy 79

TSHA-106 for Angelman targets *UBE3A-ATS* transcript through shRNA knock-down

TSHA-106
Angelman Syndrome

- AAV9 viral vector designed for shRNA-mediated knockdown of *UBE3A-ATS*, the antisense transcript governing the expression of UBE3A through the paternal allele.
- Using AAV-based strategy to achieve broad distribution of the shRNA expression cassette across the entire CNS
- Single intrathecal dose
- Delivery of an ASO targeting *UBE3A*-ATS has shown promising results in ameliorating Angelman symptoms in transgenic mouse model
- Additional testing in iPSC-derived neurons leading to candidate selection anticipated by mid-2021
- Interim expression and safety data from confirmatory NHP studies expected by the end of 2021


AAV9 capsid
CNS tropism & favorable safety profile
Enables rapid onset and stable expression
shRNA against the UBE3A antisense transcript
scAAV ITR
U6
Anti-UBE3A-ATS shRNA
scAAV ITR
Drives shRNA expression
Enables rapid onset and stable expression

80

TSHA-106 TSHA-106 targets UBE3A-ATS transcript Angelman Syndrome through shRNA knock-down shRNA Candidates 4.0 UBE3A UBE3A-ATS 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 Testing in neuroblast cell line demonstrated consistent knockdown of UBE3A-ATS and a subsequent increase in UBE3A expression across 26 distinct shRNA candidates 81 Folds compared to control

Additional candidates targeting neurodevelopmental disorders

TSHA-114 GRT
Fragile X syndrome
Preclinical

- FMR1 is the most common single gene cause of autism and cognitive impairment
- Fragile X Syndrome is characterized by anxiety, aggression, hyperactivity, attention deficits, and sleep/communication disruption
- Estimated prevalence of 100,000 patients in the US and EU

TSHA-116 shRNA
Prader-Willi syndrome
Preclinical

- Loss of function of genes along 15q11-q13 chromosome region due to an imprinting defect
- Patients have developmental delay, insatiable eating habits accompanied by obesity and overt diabetes
- Estimated prevalence of 40,000 patients in the US and EU

TSHA-117 regulated GRT
FOXG1 syndrome
Preclinical

- Newly discovered gene with prevalence expected to steadily rise as more children as tested with autism spectrum disorder
- Development and intellectual disabilities, growth restriction with microcephaly, epilepsy, and hyperkinetic-dyskinetic movement disorder
- Estimated prevalence of 20,000 patients in the US and EU

82

Genetic Epilepsy Franchise 83

TSHA-105 SLC13A5 deficiency results in persistent SLC13A5 deficiency seizures and developmental delays NORMAL SLC13A5 mutation ⎯ Bi-allelic loss of function in the SLC13A5 gene, resulting in a loss or reduction in citrate transport and aberrant cellular metabolism ⎯ Patients have impaired motor function, speech production and seizures ⎯ Signs and symptoms include seizures within a few days of birth, persisting through life, encephalopathy, delayed speech/language development, developmental regression and abnormalities in tooth enamel ⎯ First-line treatment is anti-seizure medications ⎯ Estimated prevalence of SLC13A5 deficiency is 1,900 patients in the US and EU 84 Bhutia, Molecules 2017

TSHA-105 TSHA-105 currently in IND/CTA- SLC13A5 deficiency enabling studies – Recombinant single-stranded AAV9 AAV9 capsid expressing human SLC13A5 protein under the CNS tropism & control of a single promoter vector design favorable safety profile – Delivered intrathecally – Received orphan drug and rare pediatric disease designations – Currently in IND/CTA-enabling studies 85

TSHA-105 TSHA-105 decreased plasma citrate SLC13A5 deficiency levels in SLC13A5 KO mice KO Veh 0.8 0.8 KO + AAV9 CSF * 0.6 0.6 ** 0.4 0.4 0.2 0.2 0.0 0.0 WT Months Post-injection KO 86 Bailey, R. 2020 Citrate (mM) Citrate (mM)

TSHA-105 TSHA-105 improved EEG activity in SLC13A5 deficiency SLC13A5 KO mice Dark Cycle Dark Cycle WT + Vehicle 0.0262 0.0568 * 30 WT + Vehicle KO + Vehicle KO + Vehicle KO + TSHA-105 IC CS M F 20 KO + TSHA-105 IT 10 KO + TSHA-105 CSF 0 87 Bailey, R. 2020 Spike Trains

TSHA-105 TSHA-105 reduced seizure susceptibility SLC13A5 deficiency in SLC13A5 KO mice TSHA-105 reduced seizure susceptibility in SLC13A5 KO mice 100 75 WT + Vehicle (n=8) 50 KO + Vehicle (n=9) KO + TSHA-105 CSF (n=6) 25 0 0 1 2 3 4 5 6 7 8 PTZ Injection 88 Bailey, R. 2020 Survival (%)

TSHA-103 SLC6A1 haploinsufficiency disorder results in SLC6A1 haploinsufficiency disorder persistent seizures and developmental delays ⎯ Autosomal dominant genetic disorder characterized by the loss of function of one copy of the SLC6A1 gene ⎯ SLC6A1 encodes the GABA transporter protein type 1 (GAT1), which is responsible for the reuptake of GABA into presynaptic neurons and glia ⎯ Clinical manifestations include epilepsy, developmental delays, including mild or moderate intellectual disability, ataxia and autism ⎯ No approved therapies ⎯ Estimated prevalence of SLC6A1 haploinsufficiency disorder is 1,900 patients in the US and EU 89

TSHA-103 SLC6A1 haploinsufficiency disorder TSHA-103 in IND/CTA-enabling studies – Self-complementary AAV9 viral vector designed to deliver AAV9 capsid a functional copy of hSLC6A1 CNS tropism & favorable safety profile – JeT promoter drives ubiquitous expression, clinically validated in GAN – Proof-of-concept demonstrated in knockout SLC6A1 mouse model – Delivered intrathecally – Received orphan drug and rare pediatric disease designations – Currently in IND/CTA-enabling studies 90

TSHA-103 TSHA-103 improved nesting and EEG SLC6A1 haploinsufficiency disorder activity in SLC6A1 KO mouse model WT + Vehicle Nesting 2 months post-injection SLC6A1 KO Vehicle WT KO Vehicle KO TSHA-103 SLC6A1 KO TSHA-103 91

Deep pipeline of gene therapies targeting genetic epilepsies • Diminished KCNQ2 function results in seizures in the first week of life, accompanied by TSHA-110 GRT developmental delay involving one or more domains of motor, social, language, or cognition KCNQ2 • Some children may have autistic features Preclinical • Estimated prevalence of 37,000 patients in the US and EU 92

Platform Technologies 93

miRARE is a targeting panel for endogenous miRNAs which can regulate various transgenes 94

Approaches to create a miRNA target panel for regulating MECP2 expression ⎯ High-throughput screening of mouse CNS miRNAs upregulated after MECP2 gene therapy overdose ⎯ Identify endogenous miRNA targets that are conserved across species and appear frequently among the UTRs of dose-sensitive genes regulating intellectual ability ⎯ Use positive results from high-throughput screening to filter and rank bioinformatics data ⎯ Merged screening data and genomic sequence information ⎯ Create a small synthetic (and potentially broadly applicable) regulatory panel 95

451 targets annotated across both species for selected 3'UTRs



# of mouse UTRs
# of human UTRs
0
1
2
3
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- Many targets appear frequently among the 3'UTRs of dose-sensitive genes mediating disorders characterized by intellectual disability
- Bounded area: targets appear across ≥ 6 selected 3'UTRs
- Orange data points: corresponding miRNAs expressed in CNS tissue
- Squares: corresponding miRNAs are potentially MeCP2-responsive

New target panel miRARE

- Compact (6 targets)
- Useful for RTT
- Possibly multipurpose
- Translationally relevant



RDH1pA with miRARE insertion
sc 5' ITR
MeP426 Promoter
miniMECP2-myc
miRARE
3' ITR

96

Opportunity to achieve human POC for vagus nerve redosing

- The vagus nerve represents the main component of the autonomic nervous system
- Direct delivery to the vagus nerve may provide broad coverage of the autonomic nervous system and enable redosing by subverting the humoral immune response
- Proof-of-concept established in rodent and canine models; oral presentation of data at ASGCT 2020
- Plan to execute confirmatory preclinical studies in canines
- Platform may be utilized to facilitate redosing of previously treated patients in the GAN AAV9 clinical trial as well as other indications



Parasympathetic System
Nerve III
Nerve VII
Nerve IX
Nerve X (Vagus)
Pelvic splanchnic nerves
Constricts pupils
Stimulates flow of saliva
Constricts bronchi
Slows Heartbeat
Stimulates peristalsis and secretion
Stimulates Bile Release
Stimulates vasodilation
Contracts bladder

97

Robust expression of GFP in the vagus nerve and associated nodose ganglia in rats support redosing via vagus nerve injection

Study 1


0
4
8
Weeks:
IT Injection:
AAV9/GAN
VN Injection:
AAV9/GFP
Tissue
Analysis

Study 2


0
16
20
Weeks:
IT Injection:
AAV9/GAN
VN Injection:
AAV9/GFP
Tissue
Analysis

Vagus Nerve



Nodose Ganglia



GFP – green fluorescent protein
Courtesy of Dr. Diane Armao

98

Successful transduction of relevant brain neurons following redosing via vagus nerve injection Nucleus Ambiguous Medulla Pre-Botzinger Complex 99 Courtesy of Dr. Diane Armao

Vagus nerve injection permits AAV9 redosing confirmed in brain slices of AAV9-immunized rats NTS NTS Area Postrema Area Postrema DMN X Sol N lat Sol N med DMN X Sol N lat XII XII AAV9 Pre-immunized Naive 100 Courtesy of Dr. Diane Armao

Vagus nerve injection of increasing doses of AAV delivery were well-tolerated in hounds observed over 13 days Post-surgery Afternoon Fecal Output Testing VN Delivery Rates High Mid Low High Mid Post-surgery Vocalization Low High Mid Low Post-mortem vagal nerves and brain were microscopically normal 101 1 Taysha has exclusive rights to the vagus nerve redosing platform in select indications.

Utilizing machine learning, DNA shuffling, and directed evolution for capsid discovery ⎯ High-content sequencing of recovered capsid pools Rep Cap ITR ITR Capsid genes of ⎯ Using sequencing data from in vivo selection to feed machine AAV1-6, 8, 9, rh10, + lab variants learning algorithms, for in silico design of novel capsids ⎯ Development of new libraries, based on capsid-spanning DNasel fragmentation modifications rather than just peptide insertions Assembly and amplification ⎯ Directed evolution to generate CNS-directed capsids, cross- compatible between mice and NHPs Directed evolution of novel AAV variants Selection of cell type-specific AAV variants for vector development 102

Focused on achieving anticipated near-term milestones in 2021 and building long-term value 14 GAN clinical program update, including 3.5 x 10 total vg cohort GM2 gangliosidosis preliminary biomarker data in 2H 2021 CLN1 program to dose first patient in 2021 under open IND 4 open IND/CTAs expected by the end of 2021, including Rett syndrome Initiated construction of internal cGMP facility in 1H 2021 5 additional programs currently in IND-enabling studies R&D Day in June 2021 Numerous value generating catalysts over the next 18 months 103